SENIOR HIGH
INCOME
PORTFOLIO, INC.




FUND LOGO




Semi-Annual Report

August 31, 1998



This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.





Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

During the first six months of 1998, Senior High Income Portfolio, Inc. operated in a very strong environment for high-yield debt. However, during this period, we continued to increase the Portfolio's exposure to bank loans, since floating rate bank loans offered more attractive opportunities than high-yield bonds from a risk/reward standpoint. As long-term US interest rates moved lower, leveraged senior secured floating rate bank loans, which are typically set at a spread above the London Interbank Offered Rate (LIBOR), have been priced in the new-issue market at yields that were often equivalent to the unsecured subordinated bonds of the same issuer.

In early summer, the high-yield market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets. Additionally, this scenario negatively impacted the leveraged bank loan market as well. There has been downward pressure on the bid side of the dealer market primarily as a result of many hedge fund managers and crossover mutual fund investors selling their loan positions to provide needed liquidity. While the credit environment has not changed, the problems of other fixed-income and equity markets have negatively impacted the loan market.

By August 31, 1998, more than 96% of the Portfolio's investments in corporate loans were accruing interest at a yield spread above LIBOR, the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR has tracked very closely with other short-term rates in the United States, particularly the Federal Funds rate. Since the average reset on the Portfolio's floating rate investments is 42 days, the yield on the bank loan portion of the Portfolio is likely to move within a two-month period after any Federal Funds rate change. This should be offset by the increasing spreads over LIBOR that we are seeing on new loans coming to market. At August 31, 1998, floating rate securities made up 53.75% of the market value of the Portfolio's investments, with the remaining 46.25% invested in high-yield fixed rate bonds. Given the current high-yield and interest rate environments, we anticipate maintaining a minimum 40% weighting in floating rate loans. Approximately $42.0 million remained available under the Portfolio's leverage facility at the close of the period.


Fund Performance
For the six months ended August 31, 1998, the Portfolio's total investment return was -1.47%, based on a change in per share net asset value from $9.37 to $8.79, and assuming reinvestment of $0.451 per share income dividends. For the same six-month period, the net annualized yield of the Portfolio's Common Stock was 10.20%. Since inception (April 30, 1993) through August 31, 1998, the total investment return on the Portfolio's Common Stock was +55.08%, based on a change in per share net asset value from $9.50 to $8.79, and assuming reinvestment of $4.747 per share income dividends. At the end of the August period, the Portfolio was 30% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 4 of this report to shareholders.)


Market Update
As we stated, prior to July, both the leveraged loan and high-yield markets continued to be strong. Demand for bank loans was robust as banks and other institutional investors competed for the fees and high spreads available in this sector. This demand continued the trend in growing liquidity and the run up in prices for leveraged bank loans that we have seen since the beginning of 1998. Leveraged loan new-issue volume for the first half of 1998 increased to $140.1 billion, which is a 113% increase over the $65.8 billion recorded during the same period in 1997, and is the highest total of the 1990s. (Leveraged loans are those at a yield spread of at least 1.50% over LIBOR.) At the same time, secondary trading volume of leveraged loans reached a record level of $35.6 billion during the first half of 1998, compared to a record $60.2 billion for all of 1997, and remains on track to exceed last year's total.


Senior High Income Portfolio, Inc.
August 31, 1998


With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels throughout the first half of 1998. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market and low default rates.

This environment changed abruptly in August. As measured by the unmanaged Merrill Lynch High Yield Master Index, the high-yield bond market generated a return of -4.32% for August, which reduced the year-to-date return to +0.57%. This decline reflected the dramatic reduction in market liquidity, a worldwide "flight-to-quality" sentiment and declining interest rates as the yield on the ten-year Treasury note fell from 5.70% to 4.98% during the period. However, the significant widening of the spread over Treasury securities, as measured by the Merrill Lynch High Yield Master Index, from 304 basis points (3.04%) to 502 basis points (5.02%) during the period offset this decline.

New high-yield bond issuance broke all previous records in the first half of 1998, nearly equaling the total record issuance during all of 1997. The first half of 1998 volume of $106 billion was up 83% over last year's comparable $57 billion. From an industry standpoint, telecommunications grew to over 25% of the market in 1997. Companies such as Sprint PCS and Iridium were issuers in the high-yield market to fund their huge capital needs for the build out of their systems for the next generation of wireless telephony. By year-end, cable television and telecommunications accounted for over 25% of the outstanding bonds in the high-yield universe. These two sectors currently make up a sizable portion of the Portfolio (14.08% of total assets), but are underweighted relative to the market given our preference for borrowers who have an existing infrastructure, a growing subscriber base and are moving toward completion of their network build-out plans.


Investment Activities
The Portfolio's average stated maturity was 6.9 years as of August 31, 1998, but, based upon past experience, the Portfolio can be expected to have a real average life of approximately 2 years--3 years as a result of the shorter average life of bank loans, which are freely prepayable without call protection. At August 31, the Portfolio's floating rate investments were spread across 66 borrowers in 30 industries. Fixed-rate investments were spread across 145 borrowers in 39 industries. See the "Portfolio Information" section on page 4 of this report to shareholders for listings of the Portfolio's largest holdings and industries.

Overall, fundamentals for both the bank loan and high-yield bond markets remain positive although there is some concern regarding third-quarter corporate earnings and the resultant impact on bank loan and bond ratings. Defaults, although expected to increase this year, are at historically low levels. Our focus has and will continue to be to invest in those companies that are generating improved earnings trends or whose issues we believe are undervalued. The industry focus has been on those companies that have leading market shares, strong managements and improving cash flows.

During the period, the best-performing industry sectors included cable television, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial merger and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper and metals and mining were such industry groups, resulting from the concerns over the long-term effects of the Asian currency crisis on these industries. In certain cyclical areas, we were more willing to trade out of the unsecured bond and into the senior secured bank debt in order to seek to limit the Portfolio's downside volatility.

Prior to August, stronger companies had been taking advantage of attractive public debt and equity markets to improve their balance sheets and reduce debt. The disruption experienced in the high-yield and equity markets has severely reduced investor liquidity and dampened interest in new issues. With long-term bond yields at near historic lows, a gradual improvement in the high-yield new issue market can be expected as market liquidity improves sufficiently to reduce required spreads over the benchmark Treasury securities. Until this happens, the demand, by issuers, for leveraged bank loans is expected to be very strong as issuers have fewer options. Bank loans should enjoy wider spreads over LIBOR and increased upfront fees as a result, which should offset the Federal Reserve Board's interest rate easing.


Senior High Income Portfolio, Inc.
August 31, 1998


Over the coming months, we expect leveraged bank loan pricing to improve until the high-yield market stages a turnaround. With the Federal Reserve Board adopting an easing position for the near term, fixed-income investors may be somewhat cautious while crossover investors may increase their portfolios' weights in the bank loan market. Flows into the high-yield bond and loan markets, which were negative in the latter half of August and the first half of September, have returned to positive recently and should remain steady. We expect the forward calendar to continue to be somewhat light throughout the remainder of 1998 and are cautiously optimistic for a pick-up in activity in early 1999. We will continue to be opportunistic in our high-yield bond purchases, selling overvalued bonds and sectors and buying those that are undervalued (with an emphasis on the secondary market). In the meantime, we will maintain a defensive position in secured floating rate bank debt, buying new issues in the high-yield market and buying into the secondary market when undervalued investments are available.


In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(R. Douglas Henderson)
R. Douglas Henderson
Senior Vice President and Portfolio Manager





October 20, 1998




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286


NYSE Symbol
ARK


Senior High Income Portfolio, Inc.
August 31, 1998


THE BENEFITS AND RISKS OF LEVERAGING

Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the preferred stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.


PORTFOLIO INFORMATION


As of August 31, 1998

Quality Ratings                         Percent of
S&P/Moody's                       Long-Term Investments

BBB/Baa                                     1.2%
BB/Ba                                      30.0
B/B                                        34.6
CCC/Caa                                     0.3
NR (Not Rated)                             33.9

                                        Percent of
Five Largest Industries                Total Assets

Telephone Communications                   10.5%
Health Services                             9.2
Metals & Mining                             6.8
Chemicals                                   6.5
Paper                                       5.9


                                        Percent of
Ten Largest Holdings                   Total Assets

Starwood Hotels & Resorts                   2.2%
Riverwood International, Inc.               1.8
Omnipoint Communications Corp.              1.8
Huntsman Corporation                        1.6
Sprint Spectrum/Lucent Technologies         1.5
National Gypsum Company                     1.5
Paper Acquisition Services                  1.4
Stone Container Corp.                       1.3
Integrated Health Services, Inc.            1.2
Favorite Brands International               1.1


Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Advertising--1.2%   B       B1   $ 1,000,000   Outdoor Systems, Inc., 8.875%
                                                  due 6/15/2007                            $    992,480     $  1,005,000
                    NR*     NR*    4,750,000   Petry Media, Term, due 3/31/2002+++            4,731,248        4,678,750
                                                                                           ------------     ------------
                                                                                              5,723,728        5,683,750

Aerospace--1.8%     NR*     Ba3    2,718,215   K & F Industries, Term B, due
                                                  10/15/2005+++                               2,735,204        2,725,011
                    NR*     NR*    5,500,000   Stellex Industries Inc., Term B,
                                                  due 12/31/2005+++                           5,493,292        5,496,563
                                                                                           ------------     ------------
                                                                                              8,228,496        8,221,574

Agricultural        B+      B1     3,000,000   Chiquita Brands International Inc.,
Products--1.1%                                    10.25% due 11/01/2006                       2,984,518        3,150,000
                    B       B2     2,000,000   Sun World International, 11.25% due
                                                  4/15/2004                                   2,000,000        2,105,000
                                                                                           ------------     ------------
                                                                                              4,984,518        5,255,000

Aircraft &          BB      Ba2    2,000,000   Airplanes Pass Through Trust, 10.875%
Parts--1.3%                                       due 3/15/2019 (d)                           2,000,000        2,320,600
                    B-      B3     1,500,000   Argo-Tech Corp., 8.625% due 10/01/2007         1,500,000        1,387,500
                    B+      B3     2,500,000   Derlan Manufacturing, 10% due 1/15/2007        2,477,271        2,475,000
                                                                                           ------------     ------------
                                                                                              5,977,271        6,183,100

Amusement &         B       B2       500,000   AMC Entertainment Inc., 9.50% due
Recreational                                      3/15/2009 (b)                                 497,531          460,000
Services--2.4%      NR*     Ba3    2,237,500   AMF Group, Inc., Term, due 3/31/2002+++        2,232,808        2,240,297
                    CCC+    B3     2,000,000   Hollywood Entertainment Corp., 10.625%
                                                  due 8/15/2004 (b)                           2,000,000        1,965,000
                    B-      B3     1,000,000   Hollywood Theater, Inc., 10.625%
                                                  due 8/01/2007                               1,000,000          970,000
                    B       B3     1,050,000   Loews Cineplex Entertainment Corp.,
                                                  8.875% due 8/01/2008                        1,041,480          992,250
                                               Metro Goldwyn Mayer Co.+++:
                    NR*     Ba2    2,585,000      Revolving Credit, due 9/30/2003             2,585,000        2,520,375
                    NR*     Ba2    2,000,000      Term A, due 12/31/2005                      1,990,782        1,992,500
                                                                                           ------------     ------------
                                                                                             11,347,601       11,140,422

Apparel--1.1%                                  Arena Brands, Inc.+++:
                    NR*     NR*      468,333      Revolving Credit, due 6/01/2002               469,520          470,090
                    NR*     NR*    1,097,733      Term A, due 6/01/2002                       1,099,105        1,101,849
                    NR*     NR*    2,041,096      Term B, due 6/01/2002                       2,043,648        2,048,751
                    B-      B3     1,500,000   Gear For Sports, 9.625% due 3/01/2007          1,500,000        1,515,000
                                                                                           ------------     ------------
                                                                                              5,112,273        5,135,690

Automotive          NR*     Ba3    1,437,301   Advanced Accessory, Term B, due
Equipment--                                       10/30/2004+++                               1,434,739        1,445,026
5.7%                B-      B3     1,500,000   Aetna Industries Inc., 11.875% due
                                                  10/01/2006                                  1,500,000        1,567,500
                    NR*     NR*    7,000,000   American Axel, Term B, due 3/31/2007+++        6,993,436        6,947,500
                    B       B2     1,000,000   Delco Remy International Inc.,
                                                  10.625% due 8/01/2006                       1,000,000        1,035,000
                    NR*     NR*    6,000,000   Federal Mogul Corp., Term B, due
                                                  12/31/2005+++                               6,000,000        5,985,000
                    B-      B3     3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007       3,611,174        3,562,300
                    B-      B3     1,500,000   Newcor Inc., 9.875% due 3/01/2008              1,500,000        1,387,500
                    B-      B2     1,000,000   Trident Automotive, 10% due 12/15/2005         1,000,000        1,040,000
                    B+      B2     4,000,000   Walbro Corp., 9.875% due 7/15/2005             3,991,757        3,790,000
                                                                                           ------------     ------------
                                                                                             27,031,106       26,759,826

Broadcast           B-      B3     1,000,000 ++Acme Television/Finance, 10.875%
Radio & TV--                                      due 9/30/2004                                 802,178          780,000
4.1%                B-      B3     3,000,000   Allbritton Communications Co., 9.75% due
                                                  11/30/2007                                  2,926,069        3,120,000
                    B-      B3     5,050,000   Granite Broadcasting Corp., 8.875% due
                                                  5/15/2008                                   5,086,952        4,873,250
                    B-      B3       900,000   Regional Independent Media Group, 10.50%
                                                  due 7/01/2008 (b)                             900,000          884,250
                    B-      B3     2,500,000   STC Broadcasting Inc., 11% due 3/15/2007       2,500,000        2,625,000




Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Broadcast                                      TV Azteca, S.A. de C.V.:
Radio & TV          B+      Ba3  $ 1,250,000      10.125% due 2/15/2004                    $  1,248,647     $  1,037,500
(concluded)         B+      Ba3    2,250,000      10.50% due 2/15/2007                        2,334,375        1,777,500
                                               Young Broadcasting Corp.:
                    B       B2     2,000,000      10.125% due 2/15/2005                       2,000,000        2,110,000
                    B       B2     2,000,000      9% due 1/15/2006                            1,947,766        2,070,000
                                                                                           ------------     ------------
                                                                                             19,745,987       19,277,500

Building &          BB+     Ba2    1,000,000   Kaufman & Broad Home Corp., 7.75% due
Construction--0.2%                                10/15/2004                                    992,819          980,000

Building                                       Dal Tile International, Inc.+++:
Materials--2.9%     NR*     NR*    1,668,449      Revolving Credit, due 12/31/2002            1,626,700        1,589,198
                    NR*     NR*    2,326,203      Term, due 12/31/2002                        2,286,569        2,215,709
                    NR*     Ba3    9,924,874   National Gypsum Company, Term B,
                                                  due 9/20/2003+++                            9,910,010        9,924,875
                                                                                           ------------     ------------
                                                                                             13,823,279       13,729,782

Cable Television                               CSC Holdings Inc.:
Services--5.2%      BB+     Ba2      800,000      7.25% due 7/15/2008                           800,000          757,944
                    BB+     Ba2    1,000,000      7.625% due 7/15/2018                          999,012          914,270
                    BB-     B1     2,000,000   Globo Comunicacoes e Participacoes
                                                  S.A., 10.625% due 12/05/2008 (b)            2,006,000        1,230,000
                    BB+     Ba3    3,000,000   Lenfest Communications, Inc., 8.375%
                                                  due 11/01/2005                              2,992,975        3,135,000
                    NR*     NR*    7,123,125   Marcus Cable Co., Term B, due
                                                  4/30/2004+++                                7,096,896        7,116,447
                    BB+     Ba3    1,500,000   Multicanal S.A., 10.50% due 4/15/2018 (b)      1,507,500        1,020,000
                    NR*     NR*    3,063,411   NTL, Inc., Term, due 1/31/1999 (b)+++          3,063,411        3,061,496
                    B-      B3       500,000   Park and View Inc., 13% due 5/15/2008 (b)        500,000          465,000
                    NR*     NR*    1,225,000 ++RCN Corp., 11% due 7/01/2008 (b)                 729,988          649,250
                    B       B3     1,575,000   Supercanal Holdings S.A., 11.50% due
                                                  5/15/2005 (b)                               1,575,000        1,320,795
                    B+      B1     5,000,000   Telewest Communications PLC, 9.625% due
                                                  10/01/2006                                  5,000,000        4,850,000
                                                                                           ------------     ------------
                                                                                             26,270,782       24,520,202

Casinos--0.7%       BB      Ba3    1,650,000   Grand Casinos, Inc., 10.125% due
                                                  12/01/2003                                  1,765,500        1,757,250
                    B       B2     1,500,000   Harveys Casinos Resorts,
                                                  10.625% due 6/01/2006                       1,500,000        1,605,000
                                                                                           ------------     ------------
                                                                                              3,265,500        3,362,250

Chemicals--9.3%     BB-     B1     3,000,000   Acetex Corp., 9.75% due 10/01/2003             2,990,553        2,910,000
                    BB      Ba2    1,500,000   Borden Chemicals and Plastics L.P.,
                                                  9.50% due 5/01/2005                         1,500,000        1,447,500
                    NR*     NR*    5,000,000   Epsilon Products, Term B, due
                                                  12/31/2005+++                               5,000,000        5,000,000
                                               Foamex L.P.+++:
                    NR*     NR*    3,562,868      Term B, due 6/30/2005                       3,558,917        3,575,115
                    NR*     NR*    3,238,971      Term C, due 6/30/2006                       3,235,306        3,252,129
                                               Huntsman Corporation:
                    B-      B2     6,000,000      9.031% due 7/01/2007 (b)                    6,000,000        5,835,000
                    NR*     Ba2    5,000,000      Term, due 12/31/2002+++                     4,993,766        4,975,000
                    NR*     Ba2    5,000,000   Huntsman Specialty Chemicals, Term,
                                                  due 3/15/2007+++                            5,106,250        5,075,000
                    BB-     Ba3    2,500,000   ISP Holdings Inc., 9% due 10/15/2003           2,494,489        2,550,000
                    NR*     NR*    4,900,000   Lyondell Chemical Company, Term B,
                                                  due 6/30/2005+++                            4,895,148        4,921,438
                    NR*     NR*    4,089,973   Vinings Industries, Term B,
                                                  due 3/31/2005+++                            4,086,015        4,102,754
                                                                                           ------------     ------------
                                                                                             43,860,444       43,643,936



Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Consumer            NR*     Ba3  $ 4,738,889   Boyds Collection Ltd., Term B,
Products--3.9%                                    due 4/21/2005+++                         $  4,727,442     $  4,747,774
                                               E & S Holdings Co.+++:
                    NR*     B1     2,833,922      Revolving Credit, due 9/30/2003             2,638,218        2,699,310
                    NR*     B1       737,961      Term A, due 9/30/2003                         707,578          699,218
                    B+      B2     1,000,000   Evenflo Company Inc., 11.75% due
                                                  8/15/2006 (b)                               1,000,000          975,000
                    B       B3     1,050,000   Home Products International Inc.,
                                                  9.625% due 5/15/2008                        1,050,000          955,500
                    NR*     NR*    4,500,000   Samsonite Corp., Term, due 6/24/2005+++        4,494,437        4,443,750
                    B+      Ba3    3,500,000   Shop-Vac Corporation, 10.625%
                                                  due 9/01/2003                               3,741,875        3,692,500
                                                                                           ------------     ------------
                                                                                             18,359,550       18,213,052

Diversified--       B-      B3     3,000,000   AmeriServe Food Co., 10.125%
2.4%                                              due 7/15/2007                               3,000,000        2,707,500
                    NR*     NR*    5,000,000   Bridge Information, Term, due
                                                  5/29/2005+++                                4,987,835        5,012,500
                    BB-     Ba2    2,000,000   Gulf Canada Resources Ltd., 9.25%
                                                  due 1/15/2004                               2,105,000        2,086,200
                    B-      B3     1,500,000   Insilco Corp., 10.25% due 8/15/2007            1,500,000        1,507,500
                                                                                           ------------     ------------
                                                                                             11,592,835       11,313,700

Drilling--1.7%      B+      B1     4,000,000   Cliffs Drilling Company, 10.25%
                                                  due 5/15/2003                               4,325,000        4,240,000
                    BBB-    Ba1    2,000,000   Falcon Drilling Company, Inc., 9.75%
                                                  due 1/15/2001                               2,115,000        2,010,000
                    NR*     NR*    1,727,718   Rigco North America, Term, due
                                                  9/30/1998+++                                1,727,718        1,732,037
                                                                                           ------------     ------------
                                                                                              8,167,718        7,982,037

Drug/Proprietary    NR*     NR*    2,487,500   Duane Reade Co., Term B, due
Stores--0.5%                                      2/14/2005+++                                2,480,149        2,506,156

Educational         B-      B3     1,050,000   La Petite Academy, 10% due 5/15/2008           1,050,000          997,500
Services--0.2%

Electronics/        NR*     Ba3    4,625,000   Amphenol Corp., Term B, due 5/19/2005+++       4,615,238        4,652,461
Electrical          B-      B3     2,000,000   Federal Data Corp., 10.125% due 8/01/2005      2,000,000        1,950,000
Components--        B+      B3     1,000,000   High Voltage Engineering Corp., 10.50% due
1.6%                                              8/15/2004                                   1,000,000          950,000
                                                                                           ------------     ------------
                                                                                              7,615,238        7,552,461

Energy--7.0%        B       B1     2,000,000   Belco Oil & Gas Corp., 8.875% due
                                                  9/15/2007                                   2,000,000        1,660,000
                    B-      B3     2,500,000   Bellwether Exploration Co., 10.875% due
                                                  4/01/2007                                   2,500,000        2,275,000
                    NR*     Ba2    5,000,000   Clark Refining, Term, due 11/15/2004+++        5,000,000        4,931,250
                    B-      B3     1,000,000   Continental Resources Inc., 10.25% due
                                                  8/01/2008 (b)                               1,000,000          890,000
                    B       B2     1,000,000   Cross Timbers Oil Co., 8.75% due
                                                  11/01/2009                                  1,000,000          900,000
                    B       B2     1,500,000   Energy Corp. of America, 9.50% due
                                                  5/15/2007                                   1,500,000        1,365,000
                    NR*     Ba2    5,000,000   Ferrell, Term C, due 6/17/2006+++              5,000,000        5,018,750
                    B       B2     1,000,000   Forcenergy Inc., 8.50% due 2/15/2007             987,096          800,000
                    B-      B3     1,850,000   Gothic Production Corp., 11.125% due
                                                  5/01/2005                                   1,850,000        1,480,000
                    B-      B3     2,000,000   Kelly Oil & Gas Corp., 10.375% due
                                                  10/15/2006                                  1,995,587        1,820,000
                    NR*     NR*    5,000,000   Plains All, Term, due 6/30/2005+++             4,987,614        5,021,875
                    B+      B2     1,000,000   Snyder Oil Corp., 8.75% due 6/15/2007          1,002,500          950,000
                    BB-     B1     2,000,000   Tesoro Petroleum Corporation, 9% due
                                                  7/01/2008 (b)                               1,988,696        1,910,000
                    B-      B2     2,000,000   United Refining Co., 10.75% due 6/15/2007      2,000,000        1,820,000
                    B+      B1     2,000,000   Vintage Petroleum Inc., 8.625% due
                                                  2/01/2009                                   1,984,514        1,900,000
                                                                                           ------------     ------------
                                                                                             34,796,007       32,741,875




Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Financial           B       Ba2  $ 4,000,000   First Nationwide Escrow, 10.625%
Services--1.2%                                    due 10/01/2003                           $  4,000,000     $  4,370,000
                    BB-     B2     1,500,000   Olympic Financial Ltd., 11.50%
                                                  due 3/15/2007                               1,500,000        1,140,000
                                                                                           ------------     ------------
                                                                                              5,500,000        5,510,000

Food & Kindred                                 Favorite Brands International:
Products--2.2%      NR*     NR*    5,000,000      10.25% due 8/20/2007                        4,970,607        4,543,750
                    NR*     NR*    3,125,000      Term B, due 5/19/2005+++                    3,120,452        3,078,125
                    B       B2     3,000,000   SC International Services, Inc., 9.25%
                                                  due 9/01/2007                               3,053,765        2,895,000
                                                                                           ------------     ------------
                                                                                             11,144,824       10,516,875

Forest              B       B3     4,500,000   Ainsworth Lumber, 12.50% due
Products--4.4%                                    7/15/2007 (c)                               4,485,636        4,545,000
                    BB      Ba3    1,000,000   Malette Inc., 12.25% due 7/15/2004             1,000,000        1,107,500
                    B+      B3       550,000   Millar Western Forest Products Ltd.,
                                                  9.875% due 5/15/2008 (b)                      550,000          423,500
                    NR*     NR*    5,000,000   Strategic Timbers Inc., Bridge Loan,
                                                  due 10/27/1999+++                           5,000,000        5,000,000
                    BB      Ba3    6,000,000   Tembec Finance Corp., 9.875% due
                                                  9/30/2005                                   6,110,000        6,120,000
                    B       B3     4,000,000   Uniforet Inc., 11.125% due 10/15/2006          4,000,000        3,400,000
                                                                                           ------------     ------------
                                                                                             21,145,636       20,596,000

Furniture &         NR*     NR*    5,000,000   Furniture Brands International Ltd.,
Fixtures--1.1%                                    Term, due 6/27/2007+++                      5,018,750        5,000,000

Grocery             B       Ba3    2,889,885   Star Markets Co., Inc., Term C,
Stores--0.6%                                      due 12/31/2002+++                           2,885,223        2,889,885

Health              B-      B3     1,500,000   Alliance Imaging, Inc., 9.94% due
Services--13.2%                                   12/15/2005                                  1,500,000        1,425,000
                                               Community Health Care Inc.+++:
                    NR*     NR*    1,787,671      Term B, due 12/31/2003                      1,780,705        1,788,230
                    NR*     NR*    1,787,671      Term C, due 12/31/2004                      1,780,360        1,788,230
                    NR*     NR*    1,342,466      Term D, due 12/31/2005                      1,336,779        1,343,724
                                               Dade International Inc.+++:
                    NR*     B1     1,480,985      Term B, due 12/31/2002                      1,484,688        1,479,134
                    NR*     B1     1,480,985      Term C, due 12/31/2003                      1,484,688        1,480,985
                    NR*     B1     1,562,814      Term D, due 12/31/2004                      1,566,721        1,563,790
                    B+      B2     1,500,000   Dynacare, Inc., 10.75% due 1/15/2006           1,498,933        1,528,125
                    B-      B3     1,250,000   Everest Healthcare Services, 9.75% due
                                                  5/01/2008 (b)                               1,250,000        1,196,875
                    CC      B3       550,000   Graham-Field Health Products Inc.,
                                                  9.75% due 8/15/2007 (b)                       578,750          456,500
                    BBB-    Ba2    3,000,000   HEALTHSOUTH Corp., 9.50% due 4/01/2001         3,155,000        3,090,000
                                               Imed Corp. (Alaris)+++:
                    BB-     B1     1,336,200      Term B, due 11/01/2003                      1,336,200        1,342,881
                    BB-     B1     1,336,200      Term C, due 11/01/2004                      1,336,200        1,342,881
                    BB-     B1     1,257,621      Term D, due 5/01/2005                       1,257,621        1,263,909
                                               Integrated Health Services, Inc.:
                    B-      B2     3,000,000      Senior Sub Notes, 9.50% due 9/15/2007       3,000,000        2,805,000
                    NR*     Ba3    5,000,000      Term B, due 9/15/2004+++                    4,989,133        4,984,375
                    NR*     NR*    5,000,000   MEDIQ Life Support Services, Inc.,
                                                  Term, due 6/30/2006+++                      5,025,000        5,007,813
                                               Paracelsus Healthcare Corp.+++:
                    NR*     B1     1,381,333      Term A, due 3/31/2003                       1,374,674        1,379,607
                    NR*     B1     2,000,000      Term B, due 3/31/2004                       1,990,281        1,998,750
                                               Paragon Health Network+++:
                    NR*     Ba3    2,500,000      Term B, due 3/31/2005                       2,497,709        2,481,250
                    NR*     Ba3    2,500,000      Term C, due 3/31/2006                       2,497,674        2,481,250
                    B       B1     3,000,000   Physician Sales & Services Inc.,
                                                  8.50% due 10/01/2007                        3,017,451        2,925,000



Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Health Services     NR*     NR*  $ 5,000,000   Sterling Diagnostics, Term B, due
(concluded)                                       9/30/2005+++                             $  4,988,651     $  4,981,250
                                               Sun Healthcare Group Inc.+++:
                    NR*     Ba3    1,379,659      Term B, due 11/12/2004                      1,377,788        1,378,797
                    NR*     Ba3    1,379,659      Term C, due 11/12/2005                      1,377,754        1,378,797
                                               Tenet Healthcare Inc.:
                    BB-     Ba3    2,500,000      8.625% due 1/15/2007                        2,497,638        2,500,000
                    BB-     Ba3    1,575,000      8.125% due 12/01/2008 (b)                   1,568,993        1,523,813
                    NR*     NR*    5,000,000   Total Renal Care Holdings, Term,
                                                  due 3/31/2008+++                            4,993,894        5,001,562
                                                                                           ------------     ------------
                                                                                             62,543,285       61,917,528

Hotels &            B-      B2     6,000,000   Extended Stay America Inc., 9.15% due
Motels--5.5%                                      3/15/2008                                   6,000,000        5,610,000
                    BB      Ba2    2,500,000   HMH Properties Inc., 7.875% due
                                                  8/01/2008                                   2,483,876        2,362,500
                    BB      Ba2    3,000,000   Prime Hospitality Corp., 9.25%
                                                  due 1/15/2006                               2,991,990        3,015,000
                    NR*     NR*   15,000,000   Starwood Hotels & Resorts, Bridge
                                                  Loan, due 2/23/2003+++                     14,986,086       15,000,000
                                                                                           ------------     ------------
                                                                                             26,461,952       25,987,500

Leasing & Rental    B-      B3     1,000,000   National Equipment Services, 10% due
Services--1.3%                                    11/30/2004 (b)                                988,636          960,000
                                               Renters Choice Inc.+++:
                    NR*     NR*    2,236,563      Term B, 10% due 1/31/2006                   2,234,340        2,232,369
                    NR*     NR*    2,733,576      Term C, 10.25% due 1/31/2007                2,730,857        2,728,451
                                                                                           ------------     ------------
                                                                                              5,953,833        5,920,820

Manufacturing--     B-      B2       500,000   Fairfield Manufacturing Co.,
2.0%                                              11.375% due 7/01/2001                         526,000          507,500
                    B-      B2       900,000   Globe Manufacturing Corp., 10% due
                                                  8/01/2008 (b)                                 900,000          861,750
                                               Paint Sundry+++:
                    NR*     NR*      886,076      Term, due 8/11/2008                           882,763          887,737
                    NR*     NR*      607,595      Term B, due 8/11/2005                         605,329          608,734
                    NR*     NR*      506,329      Term C, due 8/11/2006                         504,439          507,278
                                               Sealy Mattress+++:
                    B+      Ba3    2,267,273      Axel B, due 12/15/2004                      2,298,448        2,275,775
                    B+      Ba3    1,632,727      Axel C, due 12/15/2005                      1,655,177        1,638,850
                    B+      Ba3    2,086,364      Axel D, due 12/15/2006                      2,115,051        2,094,187
                                                                                           ------------     ------------
                                                                                              9,487,207        9,381,811

Measuring,          NR*     NR*    4,650,566   CHF/Ebel USA, Inc., Term B,
Analyzing &                                       due 9/30/2001+++                            4,650,566        4,650,566
Controlling
Instruments--1.0%

Metals &            NR*     NR*    2,952,381   Adience Inc., Term B, due 4/17/2005+++         2,942,540        2,959,762
Mining--9.8%        B       B3     3,000,000   Anker Coal Group Inc., 9.75% due
                                                  10/01/2007                                  3,015,000        2,640,000
                    B       B1       850,000   Bayou Steel Corp., 9.50% due
                                                  5/15/2008 (b)                                 842,044          777,750
                    NR*     B1     2,000,000   CSN Iron Panama, 9.125% due
                                                  6/01/2007 (b)                               1,991,699        1,210,000
                    B       B2     2,000,000   Continental Global Group, 11%
                                                  due 4/01/2007                               2,000,000        2,050,000
                                               GS Technologies Operating Co.:
                    B       B2     1,000,000      12% due 9/01/2004                             994,154        1,080,000
                    B       B2     1,000,000      12.25% due 10/01/2005                       1,000,000        1,050,000
                    B-      B2     1,000,000   Geneva Steel Company, 9.50% due 1/15/2004        942,746          750,000
                    BB      Ba2    2,000,000   Grupo Imsa S.A., 8.93% due 9/30/2004           1,999,441        1,550,000
                                               Ispat International N.V.+++:
                    NR*     NR*    1,850,000      Term B, due 7/15/2005                       1,847,719        1,847,688
                    NR*     NR*    1,850,000      Term C, due 7/15/2006                       1,847,713        1,847,688
                    B+      B1     3,500,000   Ivaco Inc., 11.50% due 9/15/2005               3,438,654        3,710,000



Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Metals & Mining     NR*     NR*  $ 4,961,539   Kopper Industries Inc., Term B, due
(concluded)                                       12/01/2004+++                            $  4,955,813     $  4,955,337
                    B-      B3     1,600,000   Metal Management Inc., 10% due
                                                  5/15/2008 (b)                               1,600,000        1,328,000
                    B+      B2       875,000   Pen Holdings Inc., 9.875% due
                                                  6/15/2008 (b)                                 868,234          848,750
                    B       B2     3,000,000   Renco Metals, Inc., 11.50% due 7/01/2003       3,007,500        3,060,000
                    NR*     Ba2    3,414,286   UCAR International, Inc., Term B, due
                                                  12/31/2002+++                               3,411,599        3,328,929
                                               Weirton Steel Corp.:
                    B       B2     2,000,000      11.375% due 7/01/2004                       2,057,500        2,000,000
                    B       B2     3,190,000      10.75% due 6/01/2005                        3,152,467        3,174,050
                    NR*     Ba3    6,000,000   Wheeling-Pittsburg Steel Corp., Term, due
                                                  11/15/2006+++                               6,014,415        6,018,749
                                                                                           ------------     ------------
                                                                                             47,929,238       46,186,703

Music--0.7%         B       B2     3,000,000   Selmer Co., Inc., 11% due 5/15/2005            3,000,000        3,150,000

Packaging--3.4%     NR*     B2     4,000,000   Anchor Glass Container Corp., 11.25%
                                                  due 4/01/2005                               4,000,000        4,160,000
                    B-      B3     1,000,000   Fonda Group Inc., 9.50% due 3/01/2007          1,000,000          945,000
                    B+      B2     2,000,000   Packaging Resources Group, 11.625% due
                                                  5/01/2003                                   2,000,000        1,915,000
                    BB-     B2     2,000,000   Printpack Inc., 9.875% due 8/15/2004           2,000,000        2,000,000
                    NR*     Ba2    4,811,232   Silgan Corp., Term B, due 6/30/2005+++         4,806,932        4,805,218
                    B       B3     2,000,000   Spinnaker Industries Inc., 10.75%
                                                  due 10/15/2006                              2,000,000        1,920,000
                                                                                           ------------     ------------
                                                                                             15,806,932       15,745,218

Paper--8.5%         B       B3     1,500,000   Four M Corp., 12% due 6/01/2006                1,500,000        1,515,000
                    B-      B3     3,000,000   Gaylord Container Corp., 9.75%
                                                  due 6/15/2007                               3,000,000        2,595,000
                    NR*     NR*    9,312,380   Paper Acquistion Services, Term,
                                                  due 6/08/2001+++                            9,299,254        9,311,216
                    NR*     NR*    5,000,000   Repap New Brunswick, Inc., Term B, due
                                                  6/01/2004+++                                5,000,000        5,050,000
                    B       B2     1,000,000   Republic Group Inc., 9.50% due
                                                  7/15/2008 (b)                               1,000,000          947,500
                                               Riverwood International, Inc.+++:
                    B+      B1     8,486,842      Term B, due 2/28/2004                       8,389,567        8,523,972
                    B+      B1     3,394,429      Term C, due 8/28/2004                       3,354,353        3,409,279
                    NR*     Ba3    8,633,263   Stone Container Corp., Term B,
                                                  due 4/01/2000+++                            8,570,471        8,644,055
                                                                                           ------------     ------------
                                                                                             40,113,645       39,996,022

Printing &          B       B2     1,000,000   Big Flower Press Holdings, Inc.,
Publishing--0.5%                                  8.875% due 7/01/2007                          992,433          975,000
                    B-      B3     1,500,000   T/SF Communications Corp., 10.375% due
                                                  11/01/2007                                  1,478,512        1,462,500
                                                                                           ------------     ------------
                                                                                              2,470,945        2,437,500

Property            BB-     Ba3    2,000,000   Forest City Enterprises Inc.,
Management--                                      8.50% due 3/15/2008                         2,000,000        1,960,000
0.9%                NR*     NR*    3,000,000 ++Rockefeller Center Properties
                                                  (Convertible), 11.441% due 12/31/2000       2,337,597        2,355,000
                                                                                           ------------     ------------
                                                                                              4,337,597        4,315,000

Restaurants--       BB-     Ba3    7,000,000   Host Marriott Corp., 9.50% due 5/15/2005       6,848,685        7,245,000
2.5%                NR*     Ba3    4,670,724   Shoney's Inc., Term B, due 4/30/2002+++        4,645,591        4,600,663
                                                                                           ------------     ------------
                                                                                             11,494,276       11,845,663

Retail              NR*     NR*    5,000,000   Asbury Automotive, Senior Note, 9.437%
Specialty--3.4%                                   due 3/31/2005                               4,957,749        4,987,500
                    NR*     NR*    7,500,000   Keystone Automotive Operations, 9.937%
                                                  due 3/06/2008                               7,463,306        7,462,500
                    B       B2     1,575,000   TM Group Holdings, 11% due 5/15/2008 (b)       1,575,000        1,555,312
                    B-      B3     2,000,000   United Auto Group Inc., 11% due 7/15/2007      1,972,491        1,810,000
                                                                                           ------------     ------------
                                                                                             15,968,546       15,815,312



Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Shipbuilding &      B+      Ba2  $ 4,000,000   Newport News Shipbuilding, Inc.,
Repairing--0.9%                                   9.25% due 12/01/2006                     $  4,000,000     $  4,200,000

Shipping--2.1%      BB-     Ba2    4,500,000   Eletson Holdings Inc., 9.25% due
                                                  11/15/2003                                  4,405,906        4,545,000
                    B+      B2     2,000,000   Global Ocean Carriers, 10.25% due
                                                  7/15/2007                                   1,971,688        1,580,000
                    BB      Ba2    3,000,000   Stena Line AB, 10.50% due 12/15/2005           3,000,000        3,120,000
                    B+      B3       500,000   TBS Shipping International Ltd.,
                                                  10% due 5/01/2005 (b)                         465,710          410,000
                                                                                           ------------     ------------
                                                                                              9,843,304        9,655,000

Telephone                                      American Communication Services, Inc.+++:
Communications--    NR*     NR*    2,116,564      Term B, due 6/26/2006                       2,114,479        2,115,242
15.1%               NR*     NR*    2,883,435      Term C, due 6/26/2007                       2,880,588        2,881,633
                    NR*     NR*    4,000,000   American Tower Systems Co., Term, due
                                                  12/16/2006+++                               3,990,161        4,010,000
                                               Cellular Inc.+++:
                    NR*     B1       586,527      Term B, due 9/30/2006                         584,569          588,360
                    NR*     B1     1,161,440      Term C, due 3/31/2007                       1,157,548        1,165,795
                    NR*     B1     3,252,033      Term D, due 9/30/2007                       3,241,089        3,264,228
                    NR*     NR*    3,350,000 ++E. Spire Communications Inc., 10.52%
                                                  due 7/01/2008 (b)                           2,048,834        1,557,750
                    B       B3     2,850,000   Level 3 Communications Inc., 9.125% due
                                                  5/01/2008 (b)                               2,838,257        2,536,500
                    CCC     Caa1   3,000,000 ++McCaw International Ltd., 13.355% due
                                                  4/15/2007 (b)                               1,853,634        1,800,000
                    B+      B2     2,500,000 ++McLeod Inc., 8.686% due 3/01/2007              1,746,914        1,750,000
                                               Metronet Communications:
                    B       B3     2,000,000      12% due 8/15/2007                           1,980,748        2,120,000
                    B       B3     1,675,000    ++9.95% due 6/15/2008 (b)                     1,052,019          879,375
                    B       B3     2,500,000   Nextlink Communications Inc., 9% due
                                                  3/15/2008                                   2,495,109        2,250,000
                                               Omnipoint Communications Corp.+++:
                    NR*     NR*    6,792,172      Term A, due 2/17/2006                       6,785,687        6,809,152
                    NR*     NR*    1,938,478      Term B, due 2/17/2006                       1,936,628        1,943,325
                    NR*     NR*    3,117,187      Term C, due 2/17/2006                       3,102,368        3,124,980
                    B+      B3     1,000,000 ++PTC International Finance, 10.269%
                                                  due 7/01/2007                                 691,648          655,000
                    B-      B3       800,000   Primus Telecommunications Group Inc.,
                                                  11.75% due 8/01/2004                          828,000          784,000
                    BB+     Ba1    2,500,000   Quest Communications, 10.875% due
                                                  4/01/2007                                   2,500,000        2,775,000
                                               RSL Communications:
                    B-      B3     3,000,000      9.125% due 3/01/2008                        3,000,000        2,610,000
                    B-      B3     3,000,000    ++9.887% due 3/01/2008                        1,961,088        1,560,000
                    NR*     NR*    4,986,000   Satellite Mexicanos, 9.39% due
                                                  6/30/2004 (b)                               4,974,257        3,988,800
                    NR*     B1    10,000,000   Sprint Spectrum/Lucent Technologies,
                                                  Term, due 6/29/2001+++                      9,953,686       10,006,250
                    NR*     NR*    5,000,000   Telecorp PCS, Term B, due 1/15/2008+++         4,990,081        4,975,000
                    BBB-    Ba3    1,500,000   Telefonica de Argentina S.A., 9.125%
                                                  due 5/07/2008 (b)                           1,490,883        1,102,500
                    B-      Caa1   2,000,000 ++Telesystems International Wireless,
                                                  13.246% due 6/30/2007                       1,223,466        1,200,000
                    NR*     NR*    2,500,000   Western PCS, Term B, due 6/30/2007+++          2,495,066        2,509,375
                                                                                           ------------     ------------
                                                                                             73,916,807       70,962,265

Textile Mill        B       B3     3,000,000   Galey & Lord Inc., 9.125% due 3/01/2008        3,030,000        2,595,000
Products--1.0%      BB      NR*    2,050,000   Westpoint Stevens Inc., 7.875% due
                                                  6/15/2008 (b)                               2,023,244        2,006,438
                                                                                           ------------     ------------
                                                                                              5,053,244        4,601,438



Senior High Income Portfolio, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (concluded)
                   S&P    Moody's     Face                                                                      Value
Industries        Rating   Rating    Amount         Corporate Debt Obligations                  Cost          (Note 1A)
Transportation      CCC-    Ba3  $ 4,000,000   Ameritruck Distribution Corp., 12.25%
Services--3.6%                                    due 11/15/2005                           $  3,964,171     $  1,890,000
                    NR*     NR*    4,710,811   Atlas Freight, Term, due 5/29/2004+++          4,700,682        4,716,699
                    BB-     NR*    4,000,000   Autopistas Del Sol S.A., 10.25% due
                                                  8/01/2009 (b)                               4,035,000        2,940,000
                    B+      B1     2,000,000   Coach USA Inc., 9.375% due 7/01/2007           2,000,000        1,920,000
                    BB      Ba3    2,500,000   Enterprises ShipHolding Corp., 8.875%
                                                  due 5/01/2008 (b)                           2,494,351        2,206,250
                                               MRS Logistica S.A. (b):
                    B       NR*    2,000,000      9% due 8/15/2005                            1,993,140        1,685,000
                    B       NR*      500,000      10.625% due 8/15/2005                         494,824          348,750
                    B-      Caa1   1,600,000   Trism Inc., 10.75% due 12/15/2000              1,454,210        1,288,000
                                                                                           ------------     ------------
                                                                                             21,136,378       16,994,699

Utilities--1.3%     B+      Ba1    4,500,000   AES Corp., 8.50% due 11/01/2007                4,466,456        4,275,000
                    BB+     Baa1   2,000,000   Empresa Electrica del Norte S.A.,
                                                  7.75% due 3/15/2006 (b)                     1,806,193        1,771,418
                                                                                           ------------     ------------
                                                                                              6,272,649        6,046,418

Waste Manage-       BB-     B3     3,000,000 ++Norcal Waste Systems, Inc., 12.50%
ment--0.7%                                        due 11/15/2005                              2,930,413        3,465,000

                                               Total Corporate Debt Obligations--141.2%     679,490,551      662,987,036

                                     Shares
                                      Held              Equity Investments

Cable Television Services--0.0%      615,733   Supercanal Holdings S.A. (a)                           0                1

Financial Services--0.1%             500,000   Fuji JGB Investments LLC, 9.87%
                                                  (Preferred)(b)                                500,000          335,000
Leasing & Rental Services--0.1%       13,068   CORT Business Services Corporation                 3,037          319,349

Metals & Mining--0.0%                  3,000   Gulf States Steel Corp. (a)(b)                    33,000              900

Telephone                              3,000   McCaw International Ltd. (a)(b)                   46,799            1,200

Communications--0.0%                   2,000   Metronet Communications (a)(b)                    20,500           64,489
                                       1,000   Unifi Communications Inc. (a)(b)                  56,590               10
                                                                                           ------------     ------------
                                                                                                123,889           65,699

                                               Total Equity Investments--0.2%                   659,926          720,949

                                     Face
                                    Amount           Short-Term Investments

Commercial Paper**--0.1%         $   354,000   General Motors Acceptance Corp.,
                                                  5.81% due 9/01/1998                           354,000          354,000

                                               Total Short-Term Investments--0.1%               354,000          354,000

Total Investments--141.5%                                                                  $680,504,477      664,061,985
                                                                                           ============
Liabilities in Excess of Other Assets--(41.5%)                                                              (194,634,488)
                                                                                                            ------------
Net Assets--100.0%                                                                                          $469,427,497
                                                                                                            ============


(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/share.
(d)Pass-through security is subject to principal paydowns.
  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. +++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 72.5% of the Fund's net assets.

   See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 1998
Assets:             Investments, at value (identified cost--$680,504,477) (Note 1b)                        $ 664,061,985
                    Cash                                                                                         822,364
                    Receivables:
                      Interest                                                            $  11,139,417
                      Principal paydowns                                                         29,950
                      Securities sold                                                             7,984       11,177,351
                                                                                          -------------
                    Deferred facility fees                                                                        12,967
                    Prepaid expenses and other assets                                                             35,128
                                                                                                           -------------
                    Total assets                                                                             676,109,795
                                                                                                           -------------

Liabilities:        Payables:
                      Loans (Note 6)                                                        203,000,000
                      Interest on loans (Note 6)                                              2,422,950
                      Dividends to shareholders (Note 1f)                                       873,512
                      Investment adviser (Note 2)                                               272,665
                      Commitment fees                                                            16,704      206,585,831
                                                                                          -------------
                    Deferred income (Note 1e)                                                                     94,981
                    Accrued expenses and other liabilities                                                         1,486
                                                                                                           -------------
                    Total liabilities                                                                        206,682,298
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 469,427,497
Capital:                                                                                                   =============
                    Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,434,636 shares issued and outstanding)                                  $   5,343,464
                    Paid-in capital in excess of par                                                         497,783,992
                    Undistributed investment income--net                                                       4,061,407
                    Accumulated realized capital losses on investments--net (Note 7)                         (21,318,874)
                    Unrealized depreciation on investments--net                                              (16,442,492)
                                                                                                           -------------
                    Total Capital--Equivalent to $8.79 net asset value per share of
                    Common Stock (market price--$8.00)                                                     $ 469,427,497
                                                                                                           =============
                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1998
Investment Income   Interest and discount earned                                                           $  31,103,534
(Note 1e):          Facility and other fees                                                                      269,818
                                                                                                           -------------
                    Total income                                                                              31,373,352
                                                                                                           -------------

Expenses:           Loan interest expense (Note 6)                                        $   5,401,108
                    Investment advisory fees (Note 2)                                         1,690,566
                    Borrowing costs (Note 6)                                                    164,455
                    Accounting services (Note 2)                                                 63,279
                    Professional fees                                                            53,212
                    Transfer agent fees (Note 2)                                                 45,999
                    Custodian fees                                                               33,581
                    Directors' fees and expenses                                                 20,510
                    Printing and shareholder reports                                             18,783
                    Pricing services                                                              5,715
                    Other                                                                        32,156
                                                                                          -------------
                    Total expenses                                                                             7,529,364
                                                                                                           -------------
                    Investment income--net                                                                    23,843,988
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                         (1,429,910)
Unrealized Loss     Change in unrealized appreciation/depreciation on
on Investments--    investments--net                                                                         (29,884,607)
Net (Notes 1c,                                                                                             -------------
1e & 3):            Net Decrease in Net Assets Resulting from Operations                                   $  (7,470,529)
                                                                                                           =============

                    See Notes to Financial Statements.



Statement of Changes in Net Assets

                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Aug. 31, 1998    Feb. 28, 1998
Operations:         Investment income--net                                                $  23,843,988    $  48,201,118
                    Realized gain (loss) on investments--net                                 (1,429,910)       3,698,086
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                     (29,884,607)       3,855,886
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          (7,470,529)      55,755,090
                                                                                          -------------    -------------

Dividends to        Investment income--net                                                  (23,980,163)     (47,759,736)
Shareholders                                                                              -------------    -------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (23,980,163)     (47,759,736)
                                                                                          -------------    -------------
Capital Share       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                 4,401,181       11,321,619
(Note 4):           Offering costs from issuance of Common Stock resulting
                    from reorganization                                                              --           (9,911)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from capital
                    share transactions                                                        4,401,181       11,311,708
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                 (27,049,511)      19,307,062
                    Beginning of period                                                     496,477,008      477,169,946
                                                                                          -------------    -------------
                    End of period*                                                        $ 469,427,497    $ 496,477,008
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   4,061,407    $   4,197,582
                                                                                          =============    =============


                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1998
Cash Provided by    Net decrease in net assets resulting from operations                                   $  (7,470,529)
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net
                    cash provided by operating activities:
                      Increase in receivables                                                                    284,355
                      Increase in other assets                                                                     3,743
                      Increase in other liabilities                                                             (133,089)
                      Realized and unrealized gain on investments--net                                        31,314,517
                      Amortization of discount--net                                                             (922,520)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 23,076,477
                                                                                                           -------------

Cash Used for       Proceeds from sales of long-term investments                                             276,746,181
Investing           Purchases of long-term investments                                                      (301,844,727)
Activities:         Purchases of short-term investments                                                      (69,185,097)
                    Proceeds from sales and maturities of short-term investments                              68,935,000
                                                                                                           -------------
                    Net cash used for investing activities                                                   (25,348,643)
                                                                                                           -------------

Cash Provided by    Cash receipts of borrowings                                                              233,800,000
Financing           Cash payments on borrowings                                                             (212,000,000)
Activities:         Dividends paid to shareholders                                                           (18,705,470)
                                                                                                           -------------
                    Net cash provided by financing activities                                                  3,094,530
                                                                                                           -------------

Cash:               Net increase in cash                                                                         822,364
                    Cash at beginning of period                                                                       --
                                                                                                           -------------
                    Cash at end of period                                                                  $     822,364
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $   4,932,411
Information:                                                                                               =============

Noncash             Value of capital shares issued in reinvestment of dividends
Financing           paid to shareholders                                                                   $   4,410,181
Activities:                                                                                                =============

                    See Notes to Financial Statements.




Senior High Income Portfolio, Inc.
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                   For the
                                                                    Six                              For the    For the
The following per share data and ratios have been derived          Months                              Year       Year
from information provided in the financial statements.             Ended       For the Year Ended     Ended      Ended
                                                                  Aug. 31,        February 28,       Feb. 29,   Feb. 28,
Increase (Decrease) in Net Asset Value:                            1998++     1998++     1997++       1996++     1995++
Per Share           Net asset value, beginning of period          $   9.37   $   9.22   $   9.21    $   8.94    $   9.82
Operating                                                         --------   --------   --------    --------    --------
Performance:        Investment income--net                             .45        .92        .89         .92         .90
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.58)       .14        .04         .27        (.87)
                                                                  --------   --------   --------    --------    --------
                    Total from investment operations                  (.13)      1.06        .93        1.19         .03
                                                                  --------   --------   --------    --------    --------
                    Less dividends and distributions:
                      Investment income--net                          (.45)      (.91)      (.92)       (.92)       (.84)
                      Realized gain on investments--net                 --         --         --          --        (.07)
                                                                  --------   --------   --------    --------    --------
                    Total dividends and distributions                 (.45)      (.91)      (.92)       (.92)       (.91)
                                                                  --------   --------   --------    --------    --------
                    Net asset value, end of period                $   8.79   $   9.37   $   9.22    $   9.21    $   8.94
                                                                  ========   ========   ========    ========    ========
                    Market price per share, end of period         $   8.00   $ 10.125   $   9.50    $   9.25    $  8.625
                                                                  ========   ========   ========    ========    ========

Total Investment    Based on net asset value per share              (1.47%)+++ 11.95%     10.80%      14.14%        .81%
Return:**                                                         ========   ========   ========    ========    ========
                    Based on market price per share                (17.02%)+++ 17.41%     13.67%      18.82%       1.87%
                                                                  ========   ========   ========    ========    ========

Ratios to Average   Expenses, excluding interest expense              .86%*      .83%       .75%        .92%        .80%
Net Assets:                                                       ========   ========   ========    ========    ========
                    Expenses                                         3.04%*     2.66%      1.84%       2.92%       2.46%
                                                                  ========   ========   ========    ========    ========
                    Investment income--net                           9.63%*     9.98%      9.45%      10.14%       7.07%
                                                                  ========   ========   ========    ========    ========

Leverage:           Amount of borrowings (in thousands)           $203,000   $181,200   $ 81,000    $ 47,000    $ 82,000
                                                                  ========   ========   ========    ========    ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)              $181,345   $149,166   $ 82,384    $ 68,473    $ 92,000
                                                                  ========   ========   ========    ========    ========
                    Average amount of borrowings outstanding
                    per share during the period                   $   3.41   $   2.85   $   2.13    $   2.68    $   3.67
                                                                  ========   ========   ========    ========    ========
Supplemental        Net assets, end of period (in thousands)      $469,427   $496,477   $477,170    $236,136    $227,007
Data:                                                             ========   ========   ========    ========    ========
                    Portfolio turnover                              40.74%     58.60%     98.51%      50.76%      44.81%
                                                                  ========   ========   ========    ========    ========

                   *Annualized.
                  **Total investment returns based on market price, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Fund's Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of


Senior High Income Portfolio, Inc.
August 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc., $1,917 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1998 were $290,619,025 and $271,369,123, respectively.


Senior High Income Portfolio, Inc.
August 31, 1998


Net realized losses for the six months ended August 31, 1998 and net unrealized losses as of August 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(1,429,910)  $(16,442,492)
                                  -----------   ------------
Total                             $(1,429,910)  $(16,442,492)
                                  ===========   ============

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $16,442,492, of which $6,312,234 related to appreciated securities and $22,754,726 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $680,504,496.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 1998 and the year ended February 28, 1998 increased by 473,912 and 1,205,888, respectively, as a result of dividend reinvestment.


5. Unfunded Loan Interests:
As of August 31, 1998, the Fund had unfunded loan commitments of $10,189,052, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                   $1,229
Dal Tile International, Inc.            963
E & S Holdings Co.                    1,921
Metro Goldwyn Mayer Co.                 515
NTL, Inc.                             2,228
Teligent Inc.                         3,333



6. Short-Term Borrowings:
On April 28, 1998, the Fund entered into a one-year credit agreement with a syndicate of banks led by The Bank of New York. The agreement provides for a $245,000,000 leverage facility bearing interest at the Prime rate, the Federal Funds rate plus 0.40%, and/or the Eurodollar rate plus 0.40%. For the six months ended August 31, 1998, the average amount borrowed was approximately $181,345,355 and the daily weighted average interest rate was 5.92%. For the six months ended August 31, 1998, facility and commitment fees aggregated approximately $164,455.


7. Capital Loss Carryforward:
At February 28, 1998, the Fund had a net capital loss carryforward of approximately $19,889,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, and $734,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On September 8, 1998, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.076007 per share, payable on September 30, 1998 to shareholders of record as of September 22, 1998.